BLACKROCK ALLOCATION TARGET SHARES

BATS: Series E Portfolio

(the “Fund”)

Supplement dated September 30, 2021 to the Fund’s

Summary Prospectus and Prospectus, each dated July 29, 2021, as supplemented to date

Effective October 1, 2021, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BATS: Series E Portfolio — Performance Information” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series E Portfolio — Performance Information” are supplemented as follows:

The Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Reference Benchmark (50% S&P® Municipal High-Yield Index; 25% S&P® Municipal Bond A Rating Band Index using the returns of only those A rated bonds that have maturities greater than 5 years; and 25% S&P® Municipal Bond BBB Rating Band Index using the returns of only those BBB rated bonds that have maturities greater than 5 years) to the Bloomberg Municipal High Yield Bond Index and a customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “Customized Reference Benchmark”). Fund management believes the Bloomberg Municipal High Yield Bond Index and the Customized Reference Benchmark more accurately reflect the investment strategy of the Fund. The Bloomberg Municipal High Yield Bond Index is a benchmark that is designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Customized Reference Benchmark is a broad, market value-weighted index, that is structured so that 65% of the market value measures the performance of the tax-exempt investment grade U.S. municipal bond market and 35% of the market value is either not rated or rated below investment grade. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax.

For the one- and five-year periods ended December 31, 2020, the average annual total returns for the Bloomberg Municipal High Yield Bond Index were 4.89% and 6.56%, respectively. The average annual total return for the Bloomberg Municipal High Yield Bond Index since inception of the Fund (August 4, 2014) was 6.21%. For the one-year period ended December 31, 2020, the average annual total return for the Customized Reference Benchmark was 5.20%.

The third paragraph in the section of the Fund’s Summary Prospectus entitled “Key Facts About BATS: Series E Portfolio — Principal Investment Strategies of the Fund,” the third paragraph in the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series E Portfolio — Principal Investment Strategies of the Fund” and the third paragraph in the section of the Fund’s Prospectus entitled “Details About the Funds — How Each Fund Invests — BATS: Series E Portfolio — Principal Investment Strategies” are deleted in their entirety.

Shareholders should retain this Supplement for future reference.

PR2-BATSE-0921SUP